Index to Financial Statements

                          King George State Bank, Inc.

                                                                           PAGE

AUDITED FINANCIAL STATEMENTS:

Independent Auditor's Report...............................................F-2

Balance Sheets as of December 31, 1995 and 1994............................F-3

Statements of Operations for the Two Years Ended
           December 31, 1995 and 1994......................................F-5

Statements of Changes in Stockholders' Equity for the Two
           Years Ended December 31, 1995 and 1994..........................F-6

Statements of Cash Flows for the Two Years Ended
           December 31, 1995 and 1994......................................F-7

Notes to Financial Statements..............................................F-9

UNAUDITED INTERIM FINANCIAL STATEMENTS:

Balance Sheet as of March 31, 1996.........................................F-19

Statements of Operations for the Three Months Ended
           March 31, 1996 and 1995.........................................F-20

Statements of Charges in Stockholders' Equity for the
           Three Months Ended March 31, 1996 and 1995......................F-21

Statements of Cash Flows for the Three Months Ended
           March 31, 1996 and 1995.........................................F-22

Notes to Interim Financial Statements......................................F-24

                          INDEPENDENT AUDITORS' REPORT

Stockholders and Directors
King George State Bank, Inc.
King George, Virginia

      We have audited the accompanying balance sheets of King George State Bank, Inc. as of December 31, 1995 and 1994, and the related statements of income, changes in stockholders' equity and cash flows for each of the three years in the three year period ended December 31, 1995. These financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of King George State Bank, Inc. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the three year period ended December 31, 1995 in conformity with generally accepted accounting principles.

                                                   SMITH & EGGLESTON, P.C.

February 16, 1996

                          KING GEORGE STATE BANK, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 1995 AND 1994

                                  A S S E T S

                                                     1995             1994
                                                 -----------      --------
CASH AND DUE FROM BANKS                          $ 1,805,084      $ 1,214,097


INVESTMENT SECURITIES:  (Approximate market
   value of $9,497,346 and $12,245,673 for
   1995 and 1994, respectively)
   (Notes 1, 2 & 16)                               9,450,258       12,831,041


FEDERAL FUNDS SOLD  (Note 16)                        600,000        1,200,000


LOANS:  (Net of allowance for loan losses
   of $303,160 and $376,219 for 1995 and
   1994, respectively)  (Notes 1, 3 & 16)         32,696,362       30,589,695


PREMISES AND EQUIPMENT  (Notes 1 & 11)               679,571          687,420


OTHER REAL ESTATE OWNED  (Note 8)                    331,711          416,633


OTHER ASSETS  (Note 5)                             1,098,033        1,061,804
                                                 -----------       ----------

      Total Assets                               $46,661,019      $48,000,690
                                                 ===========      ===========

    L I A B I L I T I E S   A N D   S T O C K H O L D E R S '   E Q U I T Y


                                                     1995            1994
                                                 -----------     --------
DEPOSITS:  (Note 16)
   Demand                                        $ 5,629,172     $ 5,791,472
   NOW accounts                                    2,190,244       2,346,526
   Money Market accounts                           2,961,813       3,646,034
   Savings                                         9,436,386      14,760,000
   Time, $100,000 and over                         7,463,411       4,907,847
   Other time                                     13,722,267      11,747,806
                                                 -----------     -----------

     Total Deposits                              $41,403,293     $43,199,685

OTHER LIABILITIES  (Note 6)                          867,380         808,050
                                                 -----------     -----------

     Total Liabilities                           $42,270,673     $44,007,735
                                                 -----------     -----------

COMMITMENTS AND CONTINGENCIES  (Note 10)

STOCKHOLDERS' EQUITY:
   Capital stock - par value $6 per share:
     Authorized - 200,000 shares
     Issued and outstanding - 50,000 shares      $   300,000     $   300,000
   Surplus                                           300,000         300,000
   Retained earnings                               3,783,594       3,392,955
   Unrealized gain on securities available-
     for-sale  (Note 2)                                6,752               -
                                                 -----------     -----------
     Total Stockholders' Equity                  $ 4,390,346     $ 3,992,955
                                                 -----------     -----------

     Total Liabilities and Stockholders' Equity  $46,661,019     $48,000,690
                                                 ===========     ===========



                        See Notes To Financial Statements

                          KING GEORGE STATE BANK, INC.

                              STATEMENTS OF INCOME

                 YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993



                                                               1995          1994           1993
                                                            ----------    ----------     -------
INTEREST INCOME:
   Interest and fees on loans                               $2,977,761    $2,591,485      2,738,209
   Interest on investment
     securities:
        Obligations of the U. S.
          government and its
          agencies and corporations                            265,075       343,557        221,575
        Obligations of states and
          political subdivisions                               168,123       129,228         91,616
        Other securities                                       169,222       197,897        173,100
   Interest on federal funds sold                               32,435        52,892        178,296
                                                            ----------    ----------     ----------

        Total Interest Income                               $3,612,616    $3,315,059     $3,402,796
   Interest on deposits                                      1,572,611     1,380,369      1,669,951
                                                            ----------    ----------     ----------

        Net Interest Income                                 $2,040,005    $1,934,690     $1,732,845

PROVISION FOR LOAN LOSSES
   (Notes 1 & 3)                                               403,000       505,000        351,357
                                                            ----------    ----------     ----------

        Net Interest Income After
        Provision For Loan Losses                           $1,637,005    $1,429,690     $1,381,488

NONINTEREST INCOME  (Note 12)                                  176,346       175,862        166,189
                                                            ----------    ----------     ----------

                                                            $1,813,351    $1,605,552     $1,547,677
                                                            ----------    ----------     ----------

OPERATING EXPENSES:
   Salaries and employee benefits                           $  550,465    $  464,415     $  356,190
   Occupancy                                                   107,519        95,496         91,929
   Equipment                                                    43,470        29,474         60,738
   Other                                                       375,426       346,110        346,536
   FDIC insurance                                               61,418       106,682        103,405
                                                            ----------    ----------     ----------
                                                            $1,138,298    $1,042,177     $  958,798
                                                            ----------    ----------     ----------

        Income Before Income Tax                            $  675,053    $  563,375     $  588,879

PROVISION FOR INCOME TAX
   (Note 7)                                                    169,414       125,502        227,523
                                                            ----------    ----------     ----------
        Net Income                                          $  505,639    $  437,873     $  361,356
                                                            ==========    ==========     ==========
Earnings per share  (Note 1)                                $    10.11    $     8.76     $     7.23
                                                            ==========    ==========     ==========



                       See Notes To Financial Statements

                          KING GEORGE STATE BANK, INC.

                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                 YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993

                                                 Capital                      Retained
                                                  Stock        Surplus        Earnings       Total

BALANCE - JANUARY 1, 1993                       $ 300,000     $ 300,000      $2,816,226   $3,416,226

  Dividends  (Note 4)                                   -             -     (   110,000) (   110,000)

  Net income                                            -             -         361,356      361,356
                                                ---------     ---------      ----------   ----------

BALANCE - DECEMBER 31, 1993                     $ 300,000     $ 300,000      $3,067,582   $3,667,582

  Dividends  (Note 4)                                   -             -     (   112,500) (   112,500)

  Net Income                                            -             -         437,873      437,873
                                                ---------     ---------      ----------   ----------

BALANCE - DECEMBER 31, 1994                     $ 300,000     $ 300,000      $3,392,955   $3,992,955

  Dividends  (Note 4)                                   -             -      (  115,000)  (  115,000)

  Net Income                                            -             -         505,639      505,639

  Unrealized gains on securities
     available-for-sale                                 -             -           6,752        6,752
                                                ---------     ---------      ----------   ----------

BALANCE - DECEMBER 31, 1995                     $ 300,000     $ 300,000      $3,790,346   $4,390,346
                                                =========     =========      ==========   ==========


                       See Notes To Financial Statements

                          KING GEORGE STATE BANK, INC.

                            STATEMENTS OF CASH FLOWS

                 YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993


                                                               1995            1994           1993
                                                            ----------      ----------     -------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                  $  505,639      $  437,873     $  361,356
   Adjustments to reconcile net income to net
     cash provided by operating activities:
     Depreciation and amortization                              78,957          74,947         58,093
     Provision for loan losses                                 403,000         505,000        351,357
     Amortization of premium on investment
       securities                                               46,106          59,691         56,924
     Gain (loss) on sale of investment
        securities                                               7,395      (      517)   (       746)
     Changes in assets and liabilities:
       (Increase) in cash value of life
          insurance                                        (    17,451)     (   45,079)   (    31,872)
       Decrease in deferred income taxes                        29,658          29,565        100,073
       (Increase) decrease in interest
          receivable                                       (    42,894)         10,258    (    67,944)
       (Increase) in prepaid expenses                      (     9,746)     (    5,437)        12,060
       (Increase) decrease in accounts
          receivable - other                                       726             159    (    40,235)
       Increase (decrease) in interest
          payable on deposits                                   29,201          51,054    (    83,864)
       Increase in deferred compensation
         liability                                              23,930          55,597         73,823
       Increase in accounts payable                              6,199          12,106          1,299
        (Decrease) in income tax payable                             -               -    (    19,902)
                                                            ----------      ----------     ----------

       Net Cash Provided by Operating
          Activities                                        $1,060,720      $1,185,217     $  770,422
                                                            ----------      ----------     ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Net (increase) in loans                                  ($2,509,667)    ($2,056,911)   ($2,956,626)
   Purchase of held-to-maturity securities                 (   950,151)    ( 2,266,972)   ( 7,697,849)
   Proceeds from maturities of held-to-
     maturity securities                                     4,254,026         868,882      1,485,923
   Purchase of available-for-sale securities               (   100,000)              -              -
   Proceeds from sale of securities                            133,637               -              -
   Changes in federal funds sold - net                         600,000       1,265,000      6,715,000
   Purchase of equipment                                   (    71,108)    (    76,853)   (   141,626)
   Purchase of other real estate                           (    66,991)    (   297,116)   (    90,971)
   Proceeds from sale of foreclosed
     real estate                                               151,913         238,283        404,912
                                                            ----------      ----------     ----------

        Net Cash Provided by (Used in)
          Investing Activities                              $1,441,659     ($2,325,687)   ($2,281,237)
                                                            ----------      ----------     ----------


                       See Notes To Financial Statements

                          KING GEORGE STATE BANK, INC.

                            STATEMENTS OF CASH FLOWS

                                  (CONTINUED)

                 YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993


                                                               1995            1994           1993
                                                            ----------      ----------     -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase (decrease) in deposits - net                    ($1,796,392)     $  815,964     $2,169,535
   Dividends paid                                          (   115,000)    (   112,500)   (   110,000)
                                                            ----------      ----------     ----------

        Net Cash Provided by (Used in)
          Financing Activities                             ($1,911,392)     $  703,464     $2,059,535
                                                            ----------      ----------     ----------

        Net Increase (Decrease) in Cash
          and Due from Banks                                $  590,987     ($  437,006)    $  548,720

CASH AND DUE FROM BANKS - BEGINNING OF YEAR                  1,214,097       1,651,103      1,102,383
                                                            ----------      ----------     ----------

CASH AND DUE FROM BANKS - END OF YEAR                       $1,805,084      $1,214,097     $1,651,103
                                                            ==========      ==========     ==========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

   Cash paid during the year for:
     Interest                                               $1,543,409      $1,329,316     $1,753,815
     Income taxes                                              138,463         123,390        187,569



                       See Notes To Financial Statements

                          KING GEORGE STATE BANK, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

NOTE 1:     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

HISTORY AND ORGANIZATION
King George State Bank, Inc., a Virginia corporation, provides general commercial banking services to individuals and businesses primarily within King George County, Virginia and surrounding communities. It is a member of the Federal Reserve System and the Federal Deposit Insurance Corporation and is also subject to the regulations of certain Federal and State agencies. It undergoes periodic examinations by regulatory authorities.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT SECURITIES
Debt securities that management has the ability and intent to hold to maturity are classified as held-to-maturity and carried at cost, adjusted for amortization of premiums and accretion of discounts, computed by the interest method. Other marketable securities are classified as available-for-sale and are carried at fair value. Unrealized gains and losses on securities available-for-sale are recognized as direct increases or decreases in stockholders' equity. The cost of securities sold is recognized using the specific identification method.

MORTGAGE BACKED SECURITIES
Mortgage-backed securities represent participating interests in pools of long-term first mortgage loans originated and serviced by issuers of the securities. Mortgage-backed securities are carried at unpaid principal balances, adjusted for unamortized premiums and unearned discounts. Premiums and discounts are amortized using methods approximating the interest method over the remaining period to contractual maturity, adjusted for anticipated prepayments. Mortgage backed securities that management has the ability and intent to hold to maturity are classified as held-to-maturity. Other mortgage backed securities are classified as available-for-sale and are carried at fair value. Should any be sold, cost of securities sold is determined using the specific identification method.

LOANS AND ALLOWANCE FOR LOAN LOSSES
Loans are stated at the amount of unpaid principal, reduced by unearned discount and an allowance for loan losses. Unearned discount on installment loans is recognized as income over the terms of the loans. Interest on other loans is calculated by using the simple interest method on daily balances of the principal amount outstanding. The allowance for loan losses is maintained at a level which, in management's judgment, is adequate to absorb credit losses inherent in the loan portfolio. The amount of the allowance is based on management's evaluation of the

                          KING GEORGE STATE BANK, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
                               DECEMBER 31, 1995

NOTE 1:     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:  (Continued)

LOANS AND ALLOWANCE FOR LOAN LOSSES (Continued) collectibility of the loan portfolio, including the nature of the portfolio, credit concentrations, trends in historical loss experience, specific impaired loans, and economic conditions. Allowances for impaired loans are generally determined based on collateral values or the present value of estimated cash flows. The allowance is increased by a provision for loan losses, which is charged to expense and reduced by charge-offs, net of recoveries. Changes in the allowance relating to impaired loans are charged or credited to the provision for loan losses. Because of uncertainties inherent in the estimation process, management's estimate of credit losses inherent in the loan portfolio and the related allowance may change in the near term. Accrual of interest is discontinued on a loan when management believes, after considering economic and business conditions and collection efforts, that the borrower's financial condition is such that collection of interest is doubtful.

PREMISES AND EQUIPMENT
The premises and equipment is recorded at cost. Depreciation is based on estimated useful service lives and is computed on the straight-line method.

CASH FLOW INFORMATION
The statement of cash flows reconciles net income with the change in cash and due from banks. The indirect method has been used. For purposes of reporting cash flows, cash and due from banks includes cash on hand and amounts due from banks.

EARNINGS PER SHARE
Earnings per share are calculated on the basis of the weighted average number of shares outstanding.

LOAN COSTS
Loan fees and certain direct loan origination costs of completed loans are deferred and recognized as an adjustment of the yields on related loans over the lives of the loans.

INCOME TAXES
In 1993, the Bank adopted FASB Statement 109, Accounting for Income Taxes, which requires an assets and liability approach to financial accounting and reporting for income taxes. Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the basis of the allowance for loan losses, premises and equipment, deferred loan costs and deferred compensation liability for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Income tax expense is the tax payable or refundable for the year plus or minus the change for the year in deferred tax assets and liabilities.

                          KING GEORGE STATE BANK, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
                               DECEMBER 31, 1995

NOTE 1:     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:  (Continued)

FORECLOSED REAL ESTATE
Foreclosed real estate includes both formally foreclosed property and in-substance foreclosed property. In-substance foreclosed properties are those properties for which the Bank has taken physical possession, regardless of whether formal foreclosure proceedings have taken place.

At the time of foreclosure, foreclosed real estate is recorded at the lower of the Bank's cost or the asset's fair value, less estimated costs to sell, which becomes the property's new basis. Any write-downs based on the asset's fair value at date of acquisition are charged to the allowance for loan losses. Costs incurred in maintaining foreclosed real estate and subsequent write-downs to reflect declines in the fair value of the property are included in income (loss) on foreclosed real estate.

RECLASSIFICATIONS
Certain previously reported amounts have been reclassified to conform to current presentations.

NOTE 2:     INVESTMENT SECURITIES:

Securities held-to-maturity at December 31, 1995 consist of the following:

                                             Gross        Gross
                              Amortized   Unrealized   Unrealized       Fair
                                Cost         Gains       Losses         Value

U. S. Government and
  federal agencies           $  500,000   $        -   $   30,000    $   470,000
State and local governments   2,824,417       32,887       10,785      2,846,519
Mortgage-backed securities        8,384           37          220          8,201
Corporate debt securities     2,653,317       58,675        3,506      2,708,486
                             ----------   ----------   ----------    -----------
                             $5,986,118   $   91,599   $   44,511    $ 6,033,206
                             ==========   ==========   ==========    ===========

Securities available-for-sale at December 31, 1995 consist of the following:

                                             Gross        Gross
                              Amortized    Unrealized   Unrealized       Fair
                                Cost         Gains        Losses         Value

U. S. Government and
  federal agencies           $3,290,964   $   13,356   $    8,050    $ 3,296,270
Mortgaged-backed securities      83,987        4,924            -         88,911
                             ----------   ----------   ----------    -----------
                             $3,374,951   $   18,280   $    8,050    $ 3,385,181
Other equity securities          78,959            -            -         78,959
                             ----------   ----------   ----------    -----------
                             $3,453,910   $   18,280   $    8,050    $ 3,464,140
                             ==========   ==========   ==========    ===========

                          KING GEORGE STATE BANK, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
                               DECEMBER 31, 1995

NOTE 2:     INVESTMENT SECURITIES:  (Continued)

The total net unrealized gain on available-for-sale securities of $10,230 is reported as an increase of retained earnings of $6,752 (net of $3,478 deferred income tax). The carrying amounts of investments at December 31, 1995 are as follows:

   Held-to-maturity                                      $5,986,118
   Available-for-sale                                     3,464,140

                                                         $9,450,258

Securities held-to-maturity at December 31, 1994 consist of the following:

                                             Gross        Gross
                             Amortized    Unrealized   Unrealized       Fair
                                Cost         Gains       Losses         Value

U. S. Government and
  federal agencies          $ 6,764,166   $        -   $  338,481    $ 6,425,685
State and local governments   2,624,532        3,736      143,455      2,484,813
Mortgaged-backed securities     125,779        1,955        1,260        126,474
Corporate debt securities     3,236,464            -      102,763      3,133,701
                            -----------   ----------   ----------    -----------
                            $12,750,941   $    5,691   $  585,959    $12,170,673
                            ===========   ==========   ==========    ===========

Securities available-for-sale at December 31, 1994 consist of the following:

                                             Gross        Gross
                              Amortized    Unrealized   Unrealized       Fair
                                Cost         Gains       Losses         Value

Other equity securities     $    80,100   $        -   $        -    $    80,100
                            ===========   ==========   ==========    ===========

U. S. Government and government backed obligations with a carrying amount of $1,679,956 are pledged to secure municipality and treasury tax and loan deposits as of December 31, 1995.

The schedule below reflects the maturities of investment securities at December 31, 1995. The classification of mortgage-backed securities was based on expected maturities, while contractual maturities were used for other debt securities. Expected maturities differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                          KING GEORGE STATE BANK, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
                               DECEMBER 31, 1995

NOTE 2:     INVESTMENT SECURITIES:  (Continued)

                                     Securities              Securities
                                 Held-to-Maturity       Available-for-Sale

                              Amortized     Fair        Amortized      Fair
                                Cost        Value         Cost         Value

Due in one year or less      $  900,781  $  903,438    $  452,655   $   452,235
Due after one year through
  five years                  4,154,539   4,187,864     2,838,309     2,844,035
Due after five years through
  ten years                     812,459     823,908             -             -
Due after ten years             109,955     109,795             -             -
Mortgage-backed securities        8,384       8,201        83,987        88,911
Equity securities                     -           -        78,959        78,959
                             ----------  ----------    ----------   -----------
                             $5,986,118  $6,033,206    $3,453,910   $ 3,464,140
                             ==========  ==========    ==========   ===========


NOTE 3:     LOANS AND ALLOWANCE FOR LOAN LOSSES:

Major classifications of loans are as follows:

                                                1995              1994
                                            -----------       --------
  Monthly real estate                       $ 6,871,847       $ 6,259,413
  Construction                                1,151,264         1,411,330
  Collateral                                 19,930,743        16,960,457
  Installment                                 3,348,455         3,108,029
  Plain                                       1,663,911         3,158,683
  Demand                                              -            20,000
  Capitalized loan costs                         47,151            69,239
                                            -----------       -----------
                                            $33,013,371       $30,987,151
  Unearned income                          (     13,849)     (     21,237)
                                            -----------       -----------
                                            $32,999,522       $30,965,914
  Allowance for loan losses                (    303,160)     (    376,219)
                                            -----------       -----------

    Loans - net                             $32,696,362       $30,589,695
                                            ===========       ===========

Loans on which the accrual of interest has been discontinued or reduced amounted to $73,250 and $646,437 at December 31, 1995 and 1994, respectively. Certain directors and officers were indebted to the Bank in the aggregate amounts of $520,078 and $604,569 as of December 31, 1995 and 1994, respectively. During the year ended December 31, 1995, new loans made to related parties totaled $53,000 and repayments totaled $137,491.

                          KING GEORGE STATE BANK, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
                               DECEMBER 31, 1995

NOTE 3:     LOANS AND ALLOWANCE FOR LOAN LOSSES:  (Continued)

An analysis of the changes in the allowance for loan losses follows:

                                                  1995              1994
                                               ----------        ----------
  Balance - beginning of year                  $  376,219        $  405,924

  Additions:
    Provision charged to operations               403,000           505,000
    Recoveries of loans charged off
      in prior years                               51,631            76,969
                                               ----------        ----------
                                               $  830,850        $  987,893
  Deduction:
    Loans charged off                             527,690           611,674
                                               ----------        ----------

  Balance - end of year                        $  303,160        $  376,219
                                               ==========        ==========



NOTE 4:     DIVIDENDS:

Dividends were declared at the rate of $2.30, $2.25 and 2.20 per share in 1995, 1994 and 1993, respectively.

NOTE 5:     OTHER ASSETS:

Other assets consist of the following:
                                                  1995              1994
                                               ----------        ----------
  Loan interest receivable                     $  481,741        $  393,776
  Deferred income tax                             135,322           168,458
  Cash value of life insurance                    253,235           235,784
  Accounts receivable - other                      39,350            40,076
  Prepaid expenses and other                       44,912            35,166
  Interest receivable on investments              143,473           188,544
                                               ----------        ----------

                                               $1,098,033        $1,061,804

NOTE 6:     OTHER LIABILITIES:

Other liabilities consist of the following:

                                                  1995              1994
                                               ----------        ----------
  Interest payable on deposits                 $  138,750        $  109,548
  Deferred compensation liability                 697,271           673,341
  Accounts payable                                 31,359            25,161
                                               ----------        ----------
                                               $  867,380        $  808,050
                                               ==========        ==========

                          KING GEORGE STATE BANK, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
                               DECEMBER 31, 1995

NOTE 7:     INCOME TAX:

The provision for income tax consists of the following:

                                 1995           1994             1993
                              ----------     ----------       ----------
  Current                     $  139,756     $   95,937       $  127,432
  Deferred                        29,658         29,565          100,091
                              ----------     ----------       ----------
                              $  169,414     $  125,502       $  227,523
                              ==========     ==========       ==========

The following reconciles income taxes reported in the financial statements to taxes that would be obtained by applying regular tax rates to net income before income taxes.

                                       1995           1994             1993
                                    ----------     ----------       ----------
  Income tax at statutory rate      $  229,518     $  191,548       $  200,219
  (Decrease) resulting from:
    Tax exempt income              (    57,162)   (    43,938)     (    29,229)
    Other                          (     2,942)   (    22,108)          33,909
    Effect of change in accounting
      principle                              -              -           22,624
                                    ----------     ----------       ----------
                                    $  169,414     $  125,502       $  227,523
                                    ==========     ==========       ==========

Deferred tax assets have been provided for deductible temporary differences related to deferred compensation. Deferred tax liabilities have been provided for taxable temporary differences related to the allowance for loan losses, premises and equipment, capitalized loan costs, and available for sale investments. The net deferred tax assets in the accompanying statements of financial condition include the following components:

                                                        1995           1994
                                                     ----------     -------
  Deferred tax assets                                $  237,072     $  228,936
  Deferred tax liabilities                          (   101,750)   (    60,478)
                                                     ----------     ----------

                                                     $  135,322     $  168,458
                                                     ==========     ==========


NOTE 8:     OTHER REAL ESTATE OWNED:

Other real estate owned reflects properties acquired during foreclosure sales in order to protect the Bank's interests after the secured notes were in default. The properties are valued at the lower of their fair market value or the recorded investment in the related loan.

                          KING GEORGE STATE BANK, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
                               DECEMBER 31, 1995

NOTE 9:     DIRECTORS' BENEFIT PLAN:

The Bank maintains a voluntary deferred compensation program which permits eligible directors and officers to defer receipt of a portion of their directors' fees. There are 10 eligible participants and 7 have elected to participate. The Bank has purchased life insurance on all of the participants in amounts that, in the aggregate, actuarially fund its future liabilities under this program, and it is the owner and sole beneficiary of all such insurance. The program has been designed so that, if assumptions as to mortality experience, policy dividends, tax effects, and other factors are realized, the compensation deferred by a participant and the death benefits payable to the Bank under the insurance policies will cover all premium payments and benefit payments, plus a factor for the use of funds of the Bank.

While the insurance policies were purchased as a means of funding the deferred compensation liability created under this plan, there exists no obligation to use any insurance funds from policy loans or death proceeds to curtail the deferred compensation liability. Under the terms of the directors' benefit plan, a participant, or his beneficiary, will receive upon retirement a monthly retirement payment for life, payable for a minimum of 15 years. The plan also provides for a reduced payment to a participant's beneficiary in the event that the participant dies prior to retirement, payable for a period of 15 years from the date of death. A participant's retirement date is considered to be the later of the date a participant turns age 65 or completes 10 years of plan participation.

The deferred compensation liability as of December 31, 1995 and 1994 totaled $697,271 and $673,341, respectively. The deferred compensation plan expense totaled $39,643, $55,597, and $73,823 for 1995, 1994, and 1993, respectively.
The Bank began paying benefits during 1995 and $15,713 was paid to eligible participants.

Anticipated payments for the next five years are as follows:

            1996                                 $  36,671
            1997                                    39,818
            1998                                    49,258
            1999                                    49,258
            2000                                    49,258


NOTE 10:    COMMITMENTS AND CONTINGENT LIABILITIES:

In the normal course of business, there are various outstanding commitments and contingent liabilities such as guarantees, commitments to extend credit, etc., which are not reflected in the accompanying financial statements. The Bank had outstanding letters of credit totaling $874,044 and $993,313 at December 31, 1995 and 1994, respectively, and it does not anticipate losses as a result of these transactions. At December 31, 1995, the Bank also had undisbursed funds under various lines of credit and loan commitments totaling $2,041,292.

                          KING GEORGE STATE BANK, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
                               DECEMBER 31, 1995

NOTE 11:    PREMISES AND EQUIPMENT:

A summary of premises and equipment at December 31, 1995 and 1994 follows:

                                                        1995           1994
                                                     ----------     ----------
  Land                                               $  206,862     $  206,862
  Building and improvements                             389,598        378,123
  Furniture and equipment                               586,638        527,895
                                                     ----------     ----------
                                                     $1,183,098     $1,112,880

    Less:  Accumulated depreciation                     503,527        425,460
                                                     ----------     ----------
                                                     $  679,571     $  687,420
                                                     ==========     ==========


NOTE 12:    NONINTEREST INCOME:

Noninterest income was comprised of the following:

                                                        1995           1994            1993
                                                     ----------     ----------      -------
  Service charges on deposit accounts                $  136,501     $  113,393      $  115,268
  Other service charges                                  33,201         50,649          39,237
  Net investment securities gains
    (losses)                                        (     7,395)           517             746
  Other                                                  12,959         10,223           9,858
  Dividends - Federal Reserve stock                       1,080          1,080           1,080
                                                     ----------     ----------      ----------
                                                     $  176,346     $  175,862      $  166,189
                                                     ==========     ==========      ==========



NOTE 13:    INVESTMENT IN SUBSIDIARY:

During 1994, the Bank formed Porays Services, Inc., a wholly owned subsidiary organized to conduct any business authorized by a bank subsidiary. The Bank accounts for its investment under the equity method. It contributed $5,100 to Porays' initial capital. Net income recorded for 1995 totaled $3,959.

NOTE 14:  DISCLAIMER:

This financial information has not been reviewed, or confirmed for accuracy or relevance, by the Federal Reserve System.

NOTE 15:    FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK:

The Bank is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the statements of financial condition.

                          KING GEORGE STATE BANK, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
                               DECEMBER 31, 1995

NOTE 15:    FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK:  (Continued)

The Bank's exposure to credit loss in the event of nonperformance by the other party to the financial instruments for commitments to extend credit and standby letters of credit is represented by the contractual notional amount of those instruments (see Note 10). The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount and type of collateral obtained, if deemed necessary by the Bank upon extension of credit, varies and is based on management's credit evaluation of the counterparty.

Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Standby letters of credit generally have fixed expiration dates or other termination clauses and may require payment of a fee. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. The Bank's policy for obtaining collateral, and the nature of such collateral, is essentially the same as that involved in making commitments to extend credit.

NOTE 16:    FAIR VALUES OF FINANCIAL INSTRUMENTS:

The estimated fair values of the Bank's financial instruments are as follows:


                                                    1995                           1994
                                            ----------------------       ------------------------
                                            Carrying         Fair        Carrying         Fair
                                             Amount          Value        Amount          Value

Financial Assets:
  Cash and due from banks                  $1,805,084     $1,805,084    $1,214,097     $   214,097
  Securities available-for-sale             3,453,910      3,464,140        80,100          80,100
  Securities held-to-maturity               5,986,118      6,033,206    12,750,941      12,170,673
  Federal funds sold                          600,000        600,000     1,200,000       1,200,000
  Demand deposits                           5,629,172      5,629,172     5,791,472       5,791,472
  NOW accounts                              2,190,244      2,190,244     2,346,526       2,346,526
  Money market accounts                     2,961,813      2,961,813     3,646,034       3,646,034
  Savings accounts                          9,436,386      9,436,386    14,760,000      14,760,000




The fair values of loans and time deposits are not presented herein as it is not practicable to estimate the fair value without incurring excessive costs.